UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2009

TERRA INDUSTRIES INC.
(Exact name of registrant as specified in its charter)

Maryland	1-8520	52-1145429
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Terra Centre 600 Fourth Street, P.O. Box 6000 Sioux City, Iowa	51102-6000
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (712) 277-1340

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On March 9, 2009, Terra Industries Inc. (“Terra”) announced that Terra Environmental Technologies Inc. (TET), a wholly owned Terra subsidiary, has received certification of its TerraCair Ultrapure® Diesel Exhaust Fluid (DEF) from the American Petroleum Institute. A copy of the press release is filed herewith as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibit

99.1	Press Release issued March 9, 2009, announcing that TET, a wholly owned Terra subsidiary, has received certification of its TerraCair Ultrapure® DEF from the American Petroleum Institute.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TERRA INDUSTRIES INC.

/s/ John W. Huey
John W. Huey Vice President, General Counsel and Corporate Secretary

Date: March 10, 2009

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued March 9, 2009, announcing that TET, a wholly owned Terra subsidiary, has received certification of its TerraCair Ultrapure® DEF from the American Petroleum Institute.